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                   Office of the United States Trustee
       -------------------------------------------------------------

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In re:
                                          DEBTOR IN POSSESSION OPERATING REPORT
SCOOP, INC., a Delaware corporation
                                          Report Number:    3        Page 1 of 3
                                                        ---------
                               Debtor.    For the period FROM:     10/1/98
                                                              ------------------
                                                           TO:   10/31/98
                                                              ------------------
--------------------------------------
Chapter 11 Case No:         SA 98-20799 RA
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
1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)
     A.  Related to Business Operations:
         Gross Sales                                                           0.00
                                                                        --------------------
         Less: Sales Returns and Discounts                              1,222.90
                                                                        --------------------
              Net Sales                                                                      (1,222.90)
                                                                                             --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost     NO INVENTORY                   N/A
                                                                        --------------------
         Add: Purchases                                                 N/A
                                                                        --------------------
         Less: Ending Inventory at Cost                                 N/A
                                                                        --------------------
              Cost of Goods Sold                                                             6,532.05
                                                                                             --------------------
                  Gross Profit                                                                                    (7,754.95)
                                                                                                                  ------------------
                  Other Operating Revenues (Specify)                                                                       0
                                                                                                                  ------------------
         Less: Operating Expenses:
         Officer Compensation                                           0.00
                                                                        --------------------
         Salaries and Wages -- Other Employees (commissions)            1,713.22
                                                                        --------------------
              Total Salaries and Wages                                                       1,713.22
                                                                                             --------------------
              Employee Benefits and Pensions                                                         0.00
                                                                                             --------------------
         Payroll Taxes                                                       145.50
                                                                        --------------------
         Real Estate Taxes
                                                                        --------------------
         Federal and State Income Taxes
                                                                        --------------------
              Total Taxes                                                                          145.50
                                                                                             --------------------
         Rent and Lease Exp. (Real Property and Personal Property)              0.00
                                                                        --------------------
         Interest Expense (Mortgage, Loan, etc.)                                0.00
                                                                        --------------------
         Insurance                                                              0.00
                                                                        --------------------
         Automobile Expense                                                     0.00
                                                                        --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)                   0.00
                                                                        --------------------
         Depreciation and Amortization                                          0.00
                                                                        --------------------
         Repairs and Maintenance                                                0.00
                                                                        --------------------
         Advertising                                                            0.00
                                                                        --------------------
         Supplies, Office Expenses, Photocopies, etc.                         89.19
                                                                        --------------------
         Bad Debts                                                              0.00
                                                                        --------------------
         Miscellaneous Operating Expenses (credit card discounts)            131.48
                                                                        --------------------
              Total Operating Expenses                                                          2,079.39
                                                                                             --------------------
                  Net Gain/Loss from Business Operations                                                           (9,834.34)
                                                                                                                  ------------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                     578.77
                                                                                             --------------------
              Other Non-Operating Revenues (Specify)
                                                                                             --------------------
              Gross Proceeds on Sale of Assets
                                                                        --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                        --------------------
                  Net Gain/Loss of Sale of Assets                                                 578.77
                                                                                             --------------------
              Total Non-Operating Income                                                                                 578.77
                                                                                                                  ------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Lobel & Opera)                                    16,010.47
                                                                                             --------------------
              Other Non-Operating Expenses (Bleimiester/Allan)                                  8,771.39
                                                                                             --------------------
              Total Non-Operating Expenses                                                                               24,781.86
                                                                                                                  ------------------
     NET INCOME / LOSS FOR PERIOD                                                                                      (34,037.43)
                                                                                                                  ------------------

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Revised April 1989                 OPERATING REPORT                        UST-4
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

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    DEBTOR IN POSSESSION OPERATING REPORT NO: ___2__                 Page 2 of 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                   --------------------------------- ------------------------------
                                                   Accounts Payable                  Accounts Receivable
                                                   --------------------------------- ------------------------------
   Current            Under 30 Days                11,090.60                         40,464.16
                                                   --------------------------------- ------------------------------
                                                   --------------------------------- ------------------------------
   Overdue            31 - 60 Days
                                                   --------------------------------- ------------------------------
                                                   --------------------------------- ------------------------------
   Overdue            61 - 90 Days
                                                   --------------------------------- ------------------------------
                                                   --------------------------------- ------------------------------
   Overdue            91 - 120 Days
                                                   --------------------------------- ------------------------------
                                                   --------------------------------- ------------------------------
   Overdue            Over 121 Days

                                                   --------------------------------- ------------------------------
                                                   --------------------------------- ------------------------------
   TOTAL                                           11,090.60                         40,464.16
                                                   --------------------------------- ------------------------------

3. State of Status of Payments to Secured Creditors and Lessors:

  ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
                                       Frequency                                                     Post-Petition
                                    of Payments Per         Amount             Next               Payments Not Made*
            Creditor/              Contract / Lease         of Each          Payment
             Lessor                (i.e., mo., qtr.)        Payment            Due               Number            Amount
  ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
  Village Plaza Associates       mo                     7,607            none              2                 15,214
  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

 *Explanation for Non-Payment:
                              --------------------------------------------------

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4. Tax Liability:

                 Gross Payroll Expense for Period:        $   145.50
                                                  ---------------------

                 Gross Sales for Period Subject to Sales Tax        $   0.00
                                                             -------------------

                                                   ---------------------- ----------------------- --------------------
                                                                                                      Post-Petition
                                                                                                       taxes Still
                                                         Date Paid             Amount Paid*               Owing
                                                   ---------------------- ----------------------- --------------------
  Federal Payroll and Withholding Taxes            11/24/98               1,548.71                130.37
                                                   ---------------------- ----------------------- --------------------
  State Payroll and Withholding Taxes                                                             314.16

                                                   ---------------------- ----------------------- --------------------
  State Sales and Use Taxes                                                                       456.00

                                                   ---------------------- ----------------------- --------------------
  Real Property Taxes

                                                   ---------------------- ----------------------- --------------------

   * Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5. Insurance Coverage:

                                                   ------------------- ------------------ ------------------ ----------------
                                                       Carrier /            Amount             Policy             Premium
                                                         Agent                of             Expiration        Paid Through
                                                          Name             Coverage             Date               Date
                                                   ------------------- ------------------ ------------------ ----------------
  Worker's Compensation
                                                   ------------------- ------------------ ------------------ ----------------
  Liability
                                                   ------------------- ------------------ ------------------ ----------------
  Fire and Extended Coverage
                                                   ------------------- ------------------ ------------------ ----------------
  Property
                                                   ------------------- ------------------ ------------------ ----------------
  Theft
                                                   ------------------- ------------------ ------------------ ----------------
  Life (Beneficiary:                           )
                        ----------------------     ------------------- ------------------ ------------------ ----------------
  Vehicle
                                                   ------------------- ------------------ ------------------ ----------------
  Other (Specify):
                        ----------------------     ------------------- ------------------ ------------------ ----------------
        Director and Officer Insurance              Carolina Casualty       3,000,000          4/8/99             4/8/99
    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

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     DEBTOR IN POSSESSION OPERATING REPORT NO: _____                 Page 3 of 3
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6. Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            / / Yes       Explain:
                                  ----------------------------------------------
            /X/ No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

            / / Yes       Explain:
                                  ----------------------------------------------
            /X/ No

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

           ---------------------------------------- ------------------------------ --------------------------
                                                            State Type of                 Total Post-
                                                            Professional                Petition Amount
                    Name of Professional             (Attorney/Accountant/etc.)             Unpaid
           ---------------------------------------- ------------------------------ --------------------------
           Lobel & Opera                            Attorney                       82,808
           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (ATTACH SEPARATE SHEET IF NECESSARY)

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9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
     Quarterly           Total                                                                                  Quarterly
       Period        Disbursements       Quarterly           Date             Amount            Check           Fee Still
       Ending         For Quarter           Fee              Paid              Paid              No.              Owing
  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
  9/30/98           321,808           3,750.00         11/4/98           3,750.00          1144              0
  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Kristy Allan, Chief Accounting Officer), declare under
                --------------------------------------
penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:     November 30, 1998
     ----------------------------

                                      /s/ Kristy Allan
                                     -------------------------------------------
                                      Debtor in Possession or Trustee